Exhibit 4.1

INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT (ALBERTA) NUMBER 12345678901 * OBSIDIAN ENERGY LTD. * PROOF * GC5854199 * CA6744822033 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES IN THE CAPITAL OF OBSIDIAN ENERGY LTD. * OBSIDIAN ENERGY LTD. * PROOF * GC5854199 * CA6744822033 * 12345678901 FULLY PAID AND NON-AS SESSABLE COMMON SHARES IN THE CAPITAL OF OBSIDIAN ENERGY LTD. * OBSIDIAN ENERGY LTD. * PROOF * GC5854199 * CA6744822033 * 123 is the registered holder of » PROOF * GCS8S4199 * CA6744822033 » 12345678901 FULLY PAID AND NON-ASSESSA BLE COMMON SHARES * OBSIDIAN ENERGY LTD. » PROOF * GCS8i4T99J 2>154|4j^j/4J.y|j6|8935 TULLY PAID AND NON-AS I SIN: CA6744822033 SESSABLE COMMON SHARES IN THE CAPITAL OF OBSIDIAN ENERGY LTD. * OBSIDIAN EN ERGY LTD. * PROOF * GC5854199 » CA6744822033 « 12345678901 FULLY PAID AND N CUSIP: 674482203 FULLY PAID AND NON ASSESSABLE COMMON SHARES IN THE CAPITAL OF OBSIDIAN ENERGY LTD. Subject to the Articles and Bylaws of the Corporation, transferable on the books of the Corporation by the registered holder in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar of the Corporation. IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers. DATED: SEPTEMBER 14,2025 COUNTERSIGNED AND REGISTERED’ v—AST TRUST COMPANY (CANADA) ;KIM PRESIDENT AND CHIEF EXECUTIVE OFFICER TRANSFER AGENT AND REGISTRAR OR COMPUTERSHARE INC. /’ > j 1 j- CALGARY CO-TRANSFER AGENT AND REGISTRAR TORONTO MONTREAL BY IN Nvc AUTHORIZED OFFICE!! ’ ENT AND CHIEF FINANCIAL OFFICER The shares represented by this cenifkaie are transferable at the offices of ASTTrust Company (Canada) in Calgary, Alberta and Toronto, Oniaiio, and at the offices of Computershare Inc. ^ SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SECURITE AU VERSO 999999999 G4908605 6004039 0 G PROOF—0006879 Printed by DATA BUSINESS FORMS 5854199

CO For value received, the undersigned hereby sell(s), assign(s) and transfer(s) unto >3 m H m C/5 _ c o ES 33 00 O -n J3 (Print name(s) of person(s) to whom the securities are being transferred and the address for the register) THE CLASS OF SHAMS REPRESENTED BY THIS CERTIFICATE HAS RIGHTS, -r 3 • > R| PRIVILEGES, RESTRICTIONS OR CONDITIONS ATTACHED TO IT. THE O CORPORATION WILL FURNISH TO SHAREHOLDERS, ON DEMAND AND o P c WITHOUT CHARGE, A FULL COPY OF THE TEXT OF THE RIGHTS, shares PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO EACH CLASS (number of shares if blank, deemed to be all) 1> o AUTHORIZED TO BE ISSUED AND TO EACH SERIES INSOFAR AS THE SAME HAVE BEEN FIXED BY THE DIRECTORS, AND THE AUTHORITY OF -mO of the Company represented by this certificate, and hereby irrevocably constitutes O a THE DIRECTORS TO FIX THE RIGHTS, PRIVILEGES, RESTRICTIONS AND “D EH <0 2 CONDITIONS OF SUBSEQUENT SERIES. and appoints_____________________________ the attorney of the undersigned to o . 1 33 mtransfer the said securities with full power of substitution in this matterTransferor(s) Signature(s)— D m (the transfer cannot be processed without co acceptable guarantees of all signatures) For transfers signed by the registered holder(s), their signature(s) must correspond with the name(s) on the certificate in every particular, without any changes. In addition, every signamre must be Signature Guaranteed by a Canadian Schedule 1 chartered bank, or a member of one of the recognized medallion programs—Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion Signature Program (MSP).